OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2021
Other Liabilities Disclosure [Abstract]
OTHER CURRENT LIABILITIES

22.	OTHER CURRENT LIABILITIES

(in thousands of $)	2021	2020
Deferred charter revenue	3,124	5,687
Fair value of acquired time charters	2,806	5,045
Other	1,650	1,686
	7,580	12,418

On March 16, 2020, the Company completed the Acquisition with Trafigura and recorded $11.9 million within other current and long-term liabilities in relation to the fair value of the time charters acquired. In the year ended December 31, 2021, the Company recorded amortization of $5.0 million (2020: $4.0 million) and the remaining unamortized balance of $2.8 million (2020: $5.0 million) and nil (2020: $2.9 million), is included in Other Current Liabilities and Other Long Term Liabilities, respectively, as of December 31, 2021. See Note 5 for full details of the accounting for this transaction.